Exhibit 99.1

FOXO Technologies Inc. Subsidiary, Myrtle Recovery Centers, Recognized by the Rural Health Association of Tennessee for Outstanding Community Impact

WEST PALM BEACH, FL, December 9, 2025 (GLOBE NEWSWIRE) -- FOXO Technologies Inc. (OTC: FOXO) (“FOXO” or the “Company”) today announced that its behavioral health subsidiary, Myrtle Recovery Centers, Inc., was recently recognized by the Rural Health Association of Tennessee (“RHA”) at their Awards Luncheon during the Annual RHA Conference.

RHA celebrated Myrtle’s ongoing engagement, willingness to share lessons learned, and its service to communities across Tennessee. The recognition comes after Myrtle celebrated two years of accepting patients in August marked by serving individuals from 63 of Tennessee’s 95 counties reflecting the statewide need for accessible, recovery-focused care.

“This acknowledgment from RHA is deeply meaningful to our team,” said Robert Merritt, MSN, RN, Chief Executive Officer of Myrtle Recovery Centers. “It reinforces the importance of expanding access to treatment in rural communities and is evidence of the results we are achieving with our treatment plan at Myrtle. We have been operating at capacity now for most of 2025 and look forward to increasing our capacity and footprint with additional facilities in the coming years.”

Robert Merritt also served as a conference speaker, delivering an educational session on substance use disorder treatment, behavioral health, and the stigma that continues to impact rural communities.

“We are extremely proud of Myrtle and the impact it continues to make throughout Tennessee,” said Seamus Lagan, Chief Executive Officer of FOXO. “This recognition affirms the essential role Myrtle plays in addressing behavioral health needs in rural communities and supports the business’ growth strategy of replicating Myrtle’s operating and care model throughout Tennessee.”

About FOXO Technologies Inc. (“FOXO”)

FOXO owns and operates four principal subsidiaries.

Rennova Community Health, Inc. owns and operates Scott County Community Hospital, Inc. (d/b/a Big South Fork Medical Center), a critical access designated (CAH) hospital in East Tennessee.

Myrtle Recovery Centers, Inc., a 30-bed behavioral health facility in East Tennessee. Myrtle provides inpatient services for detox and residential treatment and outpatient services for MAT and OBOT Programs.

Vector BioSource, Inc. is FOXO’s biologics and therapeutic services division, focused on the development and distribution of high-quality biological materials that support research, diagnostics, and emerging therapeutic applications.

FOXO Labs, Inc. is a biotechnology company dedicated to improving human health and life span through the development of cutting-edge technology and product solutions for various industries.

For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about FOXO’s beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. These factors include, but are not limited to the risk of changes in the competitive and highly regulated industries in which FOXO operates; variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; the ability to implement FOXO’s business plans, forecasts, and other expectations; the ability to obtain financing; the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive industries in which FOXO operates. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Sebastien Sainsbury

ssainsbury@foxotechnologies.com

(561) 485-0151